                                                                Exhibit 23.3
                                                                ------------


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 21, 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-38223) and related Prospectus of Argo-Tech Corporation for the registration of $140,000,000 Senior Subordinated Notes.


                                                      /s/ ERNST & YOUNG LLP

Long Beach, California
November 26, 1997